OptimumBank Holdings, Inc.

June 30, 2025

(NYSE American: OPHC)

This presentation contains preliminary financial results for the second quarter of 2025, that are unaudited and subject to completion of year-end reporting and adjustment process. Complete audited financial statements will be provided in our Form 10-K .

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
Chairman of the Board

- **Director of OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010**
- **Chief Executive Officer of Strawberry Fields REIT** (**NYSE: STRW**), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Timothy Terry
President, CEO

- **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013**
- **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank
- Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware

---

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant

Business Evolution and Milestones

- **2000** OptimumBank.com opened for business in Plantation, Florida
- **2004** Deerfield branch is opened
- **2004** Fort Lauderdale branch is opened
- **2004** Bank changed name to **OptimumBank**
- **2006** **OptimumBank Holdings, Inc.** began trading on NASDAQ
- **2020** Bank celebrated its 20-year anniversary
- **2021** Growth to over $352 million in assets
- **2022** Growth to over $585 million in assets
- **2023** Growth to over $791 million in assets
- **2024** Growth to $933 million in assets
  Opened North Miami Beach branch
  OptimumBank Holdings, Inc. began trading on **NYSE American**
- **2Q 2025** Growth to over $999 million in assets

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OptimumBank Holdings, Inc. Overview – as of 2Q 2025

Holding Company for OptimumBank

$999 Million in Total Assets

- 88% Loan / Deposit ratio
- $785 million Gross loan portfolio
- $879 million Deposits

NYSE American(1): OPHC

- Common shares outstanding: 11,751,082
- Stock price / Non-diluted tangible book value: 0.47 (2)
- Total pro-forma shares : 23,390,612 (3)
- Stock price / Diluted tangible book value: 0.94 (3 & 4)

3 Locations

- Headquarters in Fort Lauderdale, Florida
- Deerfield branch
- North Miami Beach branch

Profitability

- ROAE (GAAP): 13.87% YTD
- ROAE Core(5): 20.28% YTD
- Net interest margin: 4.19% YTD

(1) Until December 30, 2024, our common stock was listed on the Nasdaq stock market. Effective December 31, 2024, our common stock began trading on the NYSE American.
(2) Tangible book value per share (not-diluted) of $9.48 and closing stock market price of $4.47 per share on June 30, 2025.
(3) Non-GAAP measure, see appendix for reconciliation to GAAP. Fully diluted shares consist of 11,751,082 common shares outstanding plus 525,641 Series C Convertible Preferred shares which can be converted into one share of common stock at any time at the option of the holder, and 11,113,889 Series B Preferred shares which can be converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.
(4) Tangible book value per fully diluted share of $4.76 and closing stock market price of $4.47 per share on June 30, 2025.
(5) Non-GAAP measure, see appendix for reconciliation to GAAP.

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

Second Quarter 2025 Highlights

- Net Earnings: $3.6 million, a decline of $0.3 million from 1Q 2025; up $0.1 million from 2Q 2024
- Pre-tax, Pre-provision earnings[(1)]: $5.9 million, up $0.9 million from 1Q 2025; up $1.0 million from 2Q 2024
- Tangible Book Value of $111.3 million, equaling $4.76 [(2)] per share if fully diluted, up $3.3 million, or 14 cents per fully diluted share from March 31, 2025; up $24.4 million, or 68 cents per fully diluted share from June 30, 2024
- Net interest margin ("NIM"): 4.32%, an increase of 26bps from 1Q 2025; up 53bps from 2Q 2024
- Net interest income: $10.2 million, up $0.8 million from 1Q 2025; up $1.5 million from 2Q 2024
- Noninterest income: $1.8 million, up $0.6 million from 1Q 2025 and 2Q 2024
- Total Loans: $784.6 million, down $15.6 million from March 31, 2025, up $23.5 million from June 30, 2024
- Total Deposits: $878.9 million, up $26.0 million from March 31, 2025; up $116.3 million from June 30, 2024
- Bank Tier 1 Capital Ratio: 11.89% at June 30, 2025

(1) Non-GAAP measure, see appendix for reconciliation to GAAP.

(2) Non-GAAP measure, see appendix for reconciliation to GAAP. Fully diluted shares consist of 11,751,082 common shares outstanding plus 525,641 Series C Convertible Preferred shares which can be converted into one share of common stock at any time at the option of the holder, and 11,113,889 Series B Preferred shares which can be converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

Florida Market Trends and Advantages

GDP[1]

- Florida has a Real GDP of $1.36 trillion
- Florida's Real GDP growth is ranked second in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP of $533.7 billion, growing 8.8% vs 2.9% for US 2019-2023

Population & Employment[2]

- Florida is the 3rd most populous state, with 23.3 million people
- Florida is growing at 1.7% annually, 3 times the national average of 0.6%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- Unemployment rate of 3.7%, versus national average of 4.2%

Real Estate[3]

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth



Beach
Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

(1) Sources: U.S. Bureau of Economic Analysis (BEA) as of March 31, 2025 and The Capitalist Florida Economic Forecast 2025 as of Feb. 2025
(2) Sources: The Florida Legislature Office of Economic and Demographic Research as of June 30, 2025 and U.S Bureau of Labor Statistics, Employment Situation Report as of April 2025
(3) Source: Miami Realtors Southeast Florida Housing Outlook 2025-2026

OPTIMUMBANK HOLDINGS, INC.

Our History, Transformation and Significant Growth and Expansion

Employee Count



38
48
60
73
88
2021
2022
2023
2024
June 30, 2025

Total Assets ($000)



34.74% CAGR
$351,878
$585,219
$791,254
$932,933
$999,127
2021
2022
2023
2024
June 30, 2025

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened

Profitability Improvement

Net Interest Margin (%)



3.56
3.53
3.75
3.83
4.19
2021
2022
2023
2024
June 2025 YTD

Net Earnings Core: Pre-tax, Pre-provision Earnings ($000) (1)

As of June 2025 YTD, $10,926 (annualized $21,854)



$4,242
$8,858
$12,504
$19,853
$21,852
2021
2022
2023
2024
June 2025 Annualized
(2)

(1) Non-GAAP measure, see appendix for reconciliation to GAAP.
(2) Year-to-date annualized

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.

Growth and Momentum Across all Areas

Lending

Gross Loans ($000)

December 31, 2021-June 30, 2025, Gross Loans CAGR



38.43% CAGR
$251,399
$483,378
$680,071
$804,240
$784,564
2021
2022
2023
2024
June 30, 2025

Deposits

Total Deposits ($000)

December 31, 2021-June 30, 2025, Deposits CAGR



36.94% CAGR
$292,457
$507,899
$639,581
$772,195
$878,865
2021
2022
2023
2024
June 30, 2025

Noninterest Income

Total Noninterest income ($000)

December 31, 2021-June 30, 2025, Noninterest Income CAGR
As of June 2025 YTD, $3,065 (annualized $6,130)



42.51% CAGR
$1,774
$2,960
$3,452
$4,623
$6,130
2021
2022
2023
2024
June 2025 Annualized

Composition as of June 30, 2025



Consumer, 7.64%
Residential, 8.49%
Commercial, 6.42%
Multi-Family, 8.71%
Land and Construction, 7.79%
Commercial Real Estate, 60.95%

Yield on Loans:	6.91%



Time Deposits, 36%
IB Now & MMA Deposits, 34%
NIB Deposits, 30%

Cost of IB Deposits:	3.53%



Loan Fees, 24.56%
Deposit Account Fees, 24.56%
Wire / ACH Fees, 50.87%

OPTIMUMBANK HOLDINGS, INC.

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

Leading Core Deposit Franchise as of June 30, 2025

$878,865,000	• Total Deposits
$259,816,000	• Noninterest Bearing Deposits
3.53%	• Cost of Total Interest-Bearing Deposits (YTD)

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



11.07%, Deerfield
(1)
1.67%, North Miami Beach
87.26%, Fort Lauderdale

1) North Miami Beach branch opened on July 8, 2024

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.

Credit Trends

Allowance for Credit Losses / Loans (%)



1.22%
1.20%
1.13%
1.08%
1.19%
1.19%
2021
2022
2023
2024
June 30, 2025
National Peers (1)
OPTIMUMBANK

Non-Performing Assets / Total Assets (%)



0.00%
0.00%
0.13%
0.81%
0.32%
0.48%
2021
2022
2023
2024
June 30, 2025
National Peers (1)
OPTIMUMBANK

Net Charge Offs (2) / Average Loans (%)



0.00%
0.21%
0.13%
0.19%
0.06%
0.17%
2021
2022
2023
2024
June 30 2025 YTD
National Peers
OPTIMUMBANK

1) Peers consist of 51 publicly traded U.S. banks as of March 31, 2025, with total assets between $600 million to $3 billion.
2) Year-to-date annualized

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.

Loan Detail

Industry Classification Breakdown
(as of June 30, 2025)



Consumer, 7.64%
Residential, 8.49%
Commercial, 6.42%
Multi-family, 8.71%
Land and Construction, 7.79%
Commercial Real Estate, 60.95%

Loan Growth by Loan Portfolio
(December 31, 2021-June 30, 2025)



Commercial
256%
Land and Construction
1521%
Consumer
163%
Residential Real Estate
104%
Multi-Family Real Estate
41%
Commercial Real Estate
269%
2021
2022
2023
2024
2Q25

Loan Balances ($000)	2021	2022	2023	2024	2Q25
Commercial Real Estate	$ 129,468	$ 310,695	$ 422,680	$ 485,671	$ 478,224
Multi-Family Real Estate	$ 48,592	$ 69,555	$ 67,498	$ 64,001	$ 68,321
Residential Real Estate	$ 32,583	$ 50,354	$ 71,400	$ 74,064	$ 66,602
Consumer	$ 22,827	$ 30,323	$ 44,023	$ 50,399	$ 59,940
Land and Construction	$ 3,772	$ 17,286	$ 32,600	$ 77,295	$ 61,126
Commercial	$ 14,157	$ 5,165	$ 41,870	$ 52,810	$ 50,351

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.

Strong Liquidity and Deposit Growth Trends

- $202MM of Available Liquidity
  - Including Cash and unpledged Investments Available for Sale
  - Liquid assets as a percent of deposits is 23.0%

- $296MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- AOCI Impact is Minimal to Equity (~5%)
  - HTM securities only amount to $260K of the $22.6 million investment portfolio

- Deposit Portfolio Quality
  - Deposit Composition and Growth
    - Noninterest bearing DDA balances represent 30.0% of total deposits
    - Customer transaction account balances represent 40.0% of total deposits
    - From December 31, 2024, to June 30, 2025, deposits grew 13.8%
    - From June 30, 2024, to June 30, 2025, deposits grew 15.2%

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

Go-Forward Focus

Strategic

- Continue executing strategic plan
- Further hiring to support diversified lending capabilities (C&I and SBA)
- Further build out and integration of fee-based income business (SBA and TM)

Financial Outlook

- Continued growth in Fee Income
- Focus on maintaining Net Interest Margin
- Investments in franchise aligned with total revenue growth

Compelling Investment Opportunity

Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2021 – June 30, 2025



38.43%
9.83%
OPTIMUMBANK
National Peers (1)

Deposit Growth CAGR
December 31, 2021 – June 30, 2025



36.94%
5.41%
OPTIMUMBANK
National Peers (1)

Per Share Growth Rates

Tangible Book Value Per Share & Fully Diluted Tangible Book Value Per Share(2)



$8.06
$3.11
$8.87
$3.44
$9.66
$3.81
$8.87
$4.43
$9.48
$4.76
2021
2022
2023
2024
June 30, 2025

Earnings Per Share Basic



$1.61
$0.68
$0.87
$1.39
$0.64
2021
2022
2023
2024
June 30, 2025 YTD

Earnings Per Share Diluted (3)



$1.61
$0.68
$0.87
$1.33
$0.61
2021
2022
2023
2024
June 30, 2025 YTD
(2)

OptimumBank vs. Broader Bank Universe

Efficiency Ratio



51.94%
71.38%
OPTIMUMBANK
National Peers (1)

Net interest margin



4.19%
3.55%
OPTIMUMBANK
National Peers (1)

(1) Peers consist of 51 publicly traded U.S. banks as of March 31, 2025, with total assets within $600 million to $3 billion.
(2) Non-GAAP measure, see appendix for reconciliation to GAAP. At June 30, 2025, fully diluted shares consist of 11,751,082 common shares outstanding plus 525,641 Series C Convertible Preferred shares which can be converted into one share of common stock at any time at the option of the holder, and 11,113,889 Series B Preferred shares which can be converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.
(3) Non-GAAP measure, see appendix for reconciliation to GAAP. At June 30, 2025, diluted shares consist of 11,751,082 common shares outstanding plus 525,641 Series C Convertible Preferred shares which can be converted into one share of common stock at any time at the option of the holder

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

Board of Directors

Moishe Gubin
Chairman of the Board

- Director of the OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OptimumBank Holdings, Inc.

2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Timothy Terry
President, Chief Executive Officer
Phone: (954) 900-2814
Email: tterry@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com

Reconciliation of Non-GAAP Financial Disclosures

This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). The financial highlights provides reconciliations between GAAP and adjusted financial measures including net earnings, tax adjustments, and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community.

These measures are also useful in understanding performance trends and facilitate comparisons with the performance other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered as an alternative to GAAP.

GAAP to Non-GAAP Reconciliation

Pre-tax, Pre-provision Earnings

($s in 000s)	2Q 2025	1Q 2025	2Q 2024	2024	2023	2022	2021
Net Earnings (GAAP)	**$3,602**	**$3,870**	**$3,496**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Plus: Income Tax Expense	1,253	1,326	1,168	4,507	2,174	1,369	(3,227)
Plus: Credit Loss Expense (Reversal)	1,040	(165)	195	2,222	4,047	3,466	1,173
Pre-tax, Pre-provision Earnings (Non-GAAP)	**$5,895**	**$5,031**	**$4,859**	**$19,853**	**$12,504**	**$8,858**	**$4,242**

Return on Average Equity (ROAE) and ROAE (Core)

($s in 000s, except percentages)	2025 YTD	2Q 2025	1Q 2025	2024	2023	2022	2021
Net Earnings (GAAP)	**$7,472**	**$3,602**	**$3,870**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Average Total Equity	107,769	109,946	105,591	85,872	65,495	46,802	27,530
Return on Average Equity (GAAP)[(1)]	**13.87%**	**13.10%**	**14.66%**	**15.28%**	**9.59%**	**8.60%**	**22.87%**
Pre-tax, Pre-provision Earnings (Non-GAAP)	**10,926**	**5,895**	**5,031**	**19,853**	**12,504**	**8,858**	**4,242**
Average Total Equity	107,769	109,946	105,591	85,872	65,495	46,802	27,530
Return on Average Equity (Core, Non-GAAP)	**20.28%**	**21.45%**	**19.06%**	**23.12%**	**19.09%**	**18.93%**	**15.41%**

(1) 2025 ratios annualized

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

GAAP to Non-GAAP Reconciliation

Basic Earnings Per Share and Diluted Earnings Per Share

(in $000s, except per share data)	2025 YTD	2Q 2025	1Q 2025	2024	2023	2022	2021
Net Earnings (GAAP)	**$7,472**	**$3,602**	**$3,870**	**$13,124**	**$6,283**	**$4,023**	**$6,296**
Weighted Average Common Shares	11,728	11,751	11,705	9,446	7,239	5,955	3,899
Basic Earnings Per Share	**$0.64**	**$0.31**	**$0.33**	**$1.39**	**$0.87**	**$0.68**	**$1.61**
Weighted Average Common Shares	11,728	11,751	11,705	9,446	7,239	5,955	3,899
Effect of Conversion of Series C Preferred Shares	526	526	526	399	-	-	-
Total Weighted Average Diluted Shares	12,254	12,277	12,230	9,845	7,239	5,955	3,899
Diluted Earnings Per Share	**$0.61**	**$0.29**	**$0.32**	**$1.33**	**$0.87**	**$0.68**	**$1.61**

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.

OPTIMUMBANK HOLDINGS, INC.

GAAP to Non-GAAP Reconciliation

Tangible Book Value Per Common Share and Per Fully Diluted Share

(in $000s, except per share data)	6/30/2025	3/31/2025	6/30/2024	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Total Stockholders' (GAAP) and Tangible Common Equity	**$111,348**	**$108,003**	**$86,971**	**$103,184**	**$70,007**	**$62,580**	**$38,510**
Common Shares Outstanding	11,751	11,751	9,677	11,636	7,250	7,059	4,775
Effect of Conversion of Series B Preferred Shares	11,114	11,114	11,114	11,114	11,114	11,114	7,600
Effect of Conversion of Series C Preferred Shares	526	526	526	526	-	-	-
Total Fully Diluted Shares (Non-GAAP)	23,391	23,391	21,317	23,276	18,364	18,173	12,375
Tangible Book Value per Common Share	**$9.48**	**$9.19**	**$8.99**	**$8.87**	**$9.66**	**$8.87**	**$8.06**
Tangible Book Value per Fully Diluted Share (Non-GAAP)	**$4.76**	**$4.62**	**$4.08**	**$4.43**	**$3.81**	**$3.44**	**$3.11**

2Q 2025 preliminary, unaudited results subject to adjustment and finalization of the Form 10-Q.